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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                                  AUGUST 7, 2006
              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

          DELAWARE                 000-50723               04-3638229
      (State or other      (Commission File Number)     (I.R.S. Employer
      jurisdiction of                                  Identification No.)
      incorporation or
       organization)

              701 MOUNT LUCAS ROAD                             08540
             PRINCETON, NEW JERSEY                           (Zip Code)
    (Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     For the period of June 1, 2006 through June 30, 2006, Goldman Sachs Hedge Fund Partners, LLC ("HFP" or the "Company"), Goldman Sachs Global Tactical Trading, LLC ("GTT"), Goldman Sachs Global Equity Long/Short, LLC ("GELS"), Goldman Sachs Global Relative Value, LLC ("GRV") and Goldman Sachs Global Event Driven, LLC ("GED" and collectively with GTT, GELS and GRV, the "Investment Funds") had net returns set forth in the tables below:


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                    COMPANY                        JUNE 2006 NET RETURN
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            HFP Class A Series 1(1)                       (0.44)%
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                INVESTMENT FUND                    JUNE 2006 NET RETURN
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                    GTT(2)                                (1.01)%
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                    GELS(2)                               (1.35)%
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                    GRV(2)                                  1.43%
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                    GED(2)                                  0.12%
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     (1)  The Company's net return has been computed based on the performance of the Company net of all fees and expenses including, among others (i) incentive allocations to Goldman Sachs Hedge Fund Strategies LLC, the Company's "Managing Member" and (ii) a monthly management fee to the Managing Member.

     (2) These returns are based on the performance of Class C Series 1 units. The returns include administration fees and compensation paid to advisors. No management fee or incentive allocation was charged by the managing member of the Investment Funds with respect to the Company's investment in any of the Investment Funds.

     The Company undertakes no obligation to publicly update or revise the information contained herein, although it may do so from time to time as the Managing Member of the Company believes is warranted.

     PAST RESULTS OF THE COMPANY AND THE INVESTMENT FUNDS ARE NOT
NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Date: August 7, 2006

                                    GOLDMAN SACHS HEDGE FUND
                                    PARTNERS, LLC
                                    (Registrant)


                                    By:  Goldman Sachs Hedge Fund
                                          Strategies LLC
                                         Managing Member


                                         By:     /s/ Jennifer Barbetta
                                            --------------------------------
                                             Jennifer Barbetta
                                             Vice President and Chief
                                             Financial Officer